UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6653

The Jensen Quality Growth Fund Inc.
(Exact name of registrant as specified in charter)

5500 Meadows Road, Suite 200
Lake Oswego, OR 97035-3623
(Address of principal executive offices) (Zip code)

Robert McIver
5500 Meadows Road, Suite 200
Lake Oswego, OR 97035-3623
(Name and address of agent for service)

(800) 221-4384
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: May 31, 2020

Item 1. Reports to Stockholders.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of shareholder reports from The Jensen Quality Growth Fund Inc. (“the Fund”) like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.jenseninvestment.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-4144 or by sending an e-mail request to funds@jenseninvestment.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-992-4144 or by sending an e-mail request to funds@jenseninvestment.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Letter from The Investment Adviser

Dear Fellow Shareholders,
The Jensen Quality Growth Fund -- Class I Shares -- returned 12.41% for the year ended May 31, 2020, compared to a return of 12.84% for the Standard & Poor’s 500 Index over this period. Please see pages 7 through 10 of this report for complete standardized performance information for the Fund.

Market Perspective
While the term may feel overused in the last few months, a rollercoaster ride feels very apropos to describe the stock market’s performance for the year ended May 31, 2020. With a relatively robust economy and consumer optimism as backdrops, the market, using the S&P 500 Index as a proxy, returned nearly 25% from May 31, 2019 through February 19, 2020. After the official recognition of the COVID-19 pandemic and the resulting economic fallout, the Index proceeded to drop nearly 34% before bottoming on March 23, 2020, followed by a surprising rebound of nearly 37% thereafter to the end of May 2020. Such peaks and troughs within the same twelve-month period are unprecedented, leaving many market participants trying to catch their breath in the face of such wild swings. Of note, four of the twenty largest daily percentage changes, positive and negative, in the market’s history occurred in March of 2020 alone.

Throughout the second half of 2019, the US Federal Reserve lowered the Federal Funds rate three times in an attempt to engineer an economic soft landing in the face of the aging bull market. As the pandemic spread and the resulting economic shutdown began (which resulted in the fastest bear market in history earlier this year) the Federal Reserve and the U.S. Executive and Legislative branches unleashed record levels of assistance in the form of lowering the Federal Funds rate, committing to growing the balance sheet of the Federal Reserve and providing substantial stimulus support for businesses and individuals in an effort to mitigate some of the economic damage. It is clear that one of the longest economic expansions in history is over and the economic data now shows the United States has officially entered a recession.

While the country’s fiscal and monetary responses appear to have contributed to much of the market rise through the end of May 2020, it remains to be seen whether the stimulus and support will have a meaningful and sustained impact on economic activity that is so critical to the long-term viability and success of nearly every business or whether these actions merely act to prop up asset prices in the market in hopes of an economic recovery, that will be dependent upon how quickly the pandemic is brought under control.

The Effect at Jensen
During the period, specific stock selection added value in the Consumer Staples and Industrial sectors, while detracting from returns primarily in the Information Technology sector. From a sector perspective, our relative overweight in Information Technology as well as our lack of presence in the Energy and Financial sectors added value. Typically, very few companies in the Energy and Financial sectors qualify for our strict requirement for high and prolonged profitability, as measured by Return on Equity.

Annual Report	The Jensen Quality Growth Fund Inc.	1

Leading contributors to performance during the period were Microsoft Corporation and Apple, Inc., both of which continued to issue reasonably strong earnings reports and reassuring guidance despite the uncertain economic climate. In our view, competitive advantages for Microsoft include the network effect derived from the ubiquitous nature of its products, brand equity, and high customer switching costs. The company’s share price responded favorably to the business offerings that enabled the transition from traditional office environments to the work-from-home structures that capitalized on the company’s cloud enabled offerings and strategies. Similarly, we believe Apple benefits from deep competitive advantages such as an iconic brand, a powerful network effect, and an innovation-focused company culture. In our view, Apple’s shares benefited from continued strength in the higher-margin Services segment and evidence of demand stabilization in China as that economy reopened and Apple was able to reopen its stores and manufacturing facilities. Sentiment was also buoyed by anticipation of new products and services expected in coming months.

Significant detractors from the Fund’s performance for the period included Raytheon Technologies (Raytheon) and VF Corporation, as the market reacted to the economic lockdown and its impact on both of these companies’ business models in the last three months as their end markets were effectively shut down.

Raytheon Technologies was formed on April 3, 2020 via the merger of Raytheon Company and United Technologies Corporation (UTX), a long-time Fund holding. Immediately prior to the merger, UTX spun-off its elevator and escalator business, Otis Worldwide Corporation (Otis), and its heating, ventilation and air conditioning (HVAC) business, Carrier Global Corporation (Carrier). After assessing the long-term opportunities for the merged entity, the Jensen Investment Committee commenced liquidating the position in Raytheon in early June. As the sale occurred after the end of the Fund’s fiscal year, we will provide further commentary as part of our update on the three months ending June 30, 2020.

VF Corporation (VFC) serves end markets that are more financially sensitive to economic change, particularly the hard-hit retail industry, the primary channel through which the vast majority of VFC’s apparel products are sold. We believe the brands that VFC sells remain in demand and we are encouraged that the company’s primary wholesale outlets are specialty retailers rather than the more structurally challenged department store channels that largely remain under tighter quarantine restrictions. We believe the company is financially sound, having suspended share buybacks and boosting liquidity through additional debt. However, recovery in retail will likely be slow and we will be monitoring developments closely.

We are constantly evaluating all of the businesses owned by the Fund as well as other investment candidates to determine whether better opportunities exist in our investable universe. Such determinations ultimately reflect a combination of fundamental considerations as well as valuation opportunities and overall risk profiles for our companies.

2	The Jensen Quality Growth Fund Inc.	Annual Report

Fund Additions and Eliminations
During the period, the Jensen Investment Committee initiated new positions in General Mills, Inc., Automatic Data Processing, Inc. and Equifax, Inc. and sold the holdings of Waters Corporation and Ecolab, Inc. These changes to the Fund were in addition to normal add and trim trades during the period that were executed based upon our ongoing assessment of fundamental strengths and valuation opportunities of companies in the Fund. A brief synopsis of the changes follows:

General Mills, Inc. is one of the world’s largest packaged foods companies, producing a wide variety of well-known branded goods, including Cheerios cereal, Yoplait yogurt, Nature Valley granola bars, Haagen-Dazs ice cream, Progresso soup, Pillsbury baking products and Blue Buffalo pet food. While growth in the packaged foods industry is relatively muted, demand for most of the company’s products is not highly sensitive to the overall economic cycle. Further, we expect sales to increase over time as the business introduces new products, invests in advertising and marketing, expands into new distribution channels and grows its overseas operations. In summary, General Mills possesses many of the characteristics we look for in a high-quality business, and we were pleased to have added the name to the Fund at what we considered an attractive valuation.

Automatic Data Processing, Inc. is a leading Human Capital Management (HCM) software and cloud services company that serves a wide range of businesses from small companies to multinationals. The company provides its services via two business segments, Employer Services and Professional Employer Organization (PEO). Employer Services offers a comprehensive suite of human resource services such as payroll, benefits administration, talent acquisition and management to name a few. ADP’s PEO business segment provides small and mid-sized businesses an HR outsourcing solution through a co-employment model, and ADP’s PEO offering is the largest in the US.

We expect the company’s revenue growth to be driven by cloud adoption, expanding services, incorporating new technologies such as artificial intelligence (AI), and taking market share. The company recently completed a significant restructuring that consolidated much of its physical office footprint into regional sales and support centers which has improved margins. The company also revamped its sales force to better serve its cloud-based clients.

We believe the company is well-positioned to deliver stable, profitable growth into the future. In summary, ADP possesses many of the characteristics we look for in a high-quality business, and we were pleased to add the company to the Fund at attractive valuation levels at the time of purchase.

Equifax, Inc. provides consumer and corporate credit information to potential lenders. This information is vital to the efficient operation of the credit markets as it improves lending decisions and results in lower financing costs for borrowers. Significant entry barriers exist in the credit reporting industry, which is dominated by Equifax and its two primary competitors, Transunion and Experian. We believe Equifax’s strategy of acquiring unique data assets and combining those assets with sophisticated analytics to improve customer decision-making capabilities is a sound one. The company’s business is characterized by strong margins, solid free cash flow and attractive growth prospects.

Annual Report	The Jensen Quality Growth Fund Inc.	3

Long-term Jensen clients might recall that we previously owned Equifax’s stock and liquidated it in August of 2015 for valuation reasons. From the time of sale in 2015 to the date of our recent purchase, the company’s stock underperformed the S&P 500 by 7.59%. Part of this underperformance was due to a data breach suffered by the company in 2017. Criminals hacked into the company’s systems and stole personal information on more than 145 million consumers. In the wake of the breach, Equifax faced numerous regulatory investigations and lawsuits and embarked on an ambitious $1.25 billion expenditure program to upgrade the quality and security of its IT systems. The company subsequently settled the vast majority of the investigations and lawsuits in 2019, and we are confident the company’s efforts to improve its cybersecurity systems have reduced the probability of another data breach.

First added to the Fund in 2007, Waters Corporation is a global leader in the development of scientific instruments used for pharmaceutical research and quality control testing. In this business, the company benefits from high customer switching costs and steady recurring revenue generated from consumable and service offerings. We believe this component of the investment thesis remains intact, and, as a result, we retain a favorable long-term business outlook on Waters. However, market share losses in a portion of its business and ongoing leveraging of its balance sheet have increased near-term uncertainty.

We began reducing the stake in Waters’ shares early in 2019 when a sharp stock price advance tripped our valuation triggers. Since that time, we steadily lowered the Fund’s exposure, and, prior to its sale, the position remained among the Fund’s smallest over the past year. We will continue to closely monitor Waters and may consider adding it back to the Fund should we see improvement in the combination of business fundamentals and stock price valuation.

Originally purchased in 2005, Ecolab, Inc. is a global leader in the development and production of cleaning and sanitation chemicals. The company serves a broad range of industry verticals including food and beverage manufacturing, restaurants, lodging, and energy production. Across all its businesses, Ecolab generates a high degree of recurring revenue and benefits from scale advantages relative to competitors. At present, there is a high level of near-term uncertainty due to potential weakness across several end markets impacted by COVID-19 mitigation efforts. However, this was not the primary reason for our sale decision as we retain a favorable long-term outlook on the company.

We began reducing the Fund’s stake in Ecolab shares early in 2019 when the stock price became elevated relative to multiple valuation metrics. At the time of the initial trim, Ecolab was a top-five Fund holding but was systematically reduced in response to heightened valuation. We intend to closely monitor Ecolab and may consider re-adding it to the Fund should we see improvement in the combination of business fundamentals and stock price valuation.

The Jensen Outlook
We believe volatility will remain a defining characteristic of the market environment in the short – medium term. Fundamental financial information remains challenging with most companies having withdrawn or reduced earnings projections since the pandemic was declared and the subsequent economic dislocation began. Further complicating matters is an apparent negative disconnect between business fundamentals and the recent market surge. As we write this in late June, the total return produced by the S&P 500 Index is down low to mid-single digits, contrasted

4	The Jensen Quality Growth Fund Inc.	Annual Report

with the sharp decline in earnings for the Index companies that depreciated by nearly 49% for the first calendar quarter of 2020 and projections calling for a further drop of 42% for second quarter earnings. While some market participants are expecting a V-shaped recovery to take place in the second half of the calendar year, the projections for full year 2020 Index earnings still anticipate more than a 30% decline for the year an expected rebound of 47% in calendar 2021.

Given that the health pandemic has not subsided either globally or in the United States, such bullish estimates for a recovery in 2021 seems to be extremely aggressive whereas we believe that fundamental support has not yet been sufficiently strong to justify the market returns thus far in 2020. We also note that the lack of earnings visibility is fueling an environment of heightened speculation where the recognition of stable earnings and dividends, hallmarks of quality companies such as the ones that Jensen favors, simply has yet to be evidenced. It is, however, those very strengths, built upon a foundation of sustainable competitive advantages and plentiful cash flow generation, that, in our minds, ultimately support stock price appreciation for the companies in our Fund.

In times of such ongoing market stress, we believe it is crucial to ‘know what you own’ and focus on the underlying long-term business attributes that create shareholder value. Our research process focuses on identifying competitive advantages, balance sheet strength and free cash flow consistency and provides a framework to understand the companies in which we invest. We are confident that while our Portfolio companies are not immune to global stresses, they possess business models that have the potential to mitigate economic risk. Our goal has been and remains to produce strong long-term returns while minimizing the risk of permanent loss of capital.

As we look to the remainder of 2020 and beyond, our near-term investment focus will be to analyze additional information about our companies’ top-line revenue expectations, the evolving trends of the global economic shutdown and the nascent attempts to reopen the national and global economy. This will further shape our outlook for each business model and their future prospects once the worst of the crisis passes and the global economic recovery begins. We believe the environment will improve for high-quality businesses as more fundamental information highlights the inherent strengths that such businesses possess and differentiates these companies from less robust competition.

Whatever the future holds, we continue to believe that paying attention to important company fundamentals helps manage risk. We have long preferred to invest in businesses that are supported by solid foundations of strong cash flow and more consistent financial outcomes as opposed to speculating on the stocks of businesses with more limited and perhaps more uncertain expectations.

We are tremendously grateful for the ongoing support of our firm and investment strategies from our shareholders, partners and clients and we will continue to aim to deliver the results you expect of us.

Be safe and stay healthy. We remain confident we will all get through this together.

Annual Report	The Jensen Quality Growth Fund Inc.	5

We invite you to seek additional information about The Jensen Quality Growth Fund at www.jenseninvestment.com where additional content, including updated holdings and performance information, is available. We take our investment responsibilities seriously and appreciate the trust you have placed in us. As always, we welcome your feedback.

Sincerely,

The Jensen Investment Committee

This discussion and analysis of the Fund is as of May 2020 and is subject to change, and any forecasts made cannot be guaranteed.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security.

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. One cannot invest directly in an index.

For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report. Current and future portfolio holdings are subject to risk.

The Fund is nondiversified, meaning that it may concentrate its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund. The prices of growth stocks may be sensitive to changes in current or expected earnings, may experience larger price swings and may be out of favor with investors at different periods of time.

Earnings growth is not a measure of the fund’s future performance.

S&P Quality Rankings: S&P analyzes about 4,000 stocks trade on the NYSE, AMEX and Nasdaq exchange based upon each firm’s per-share earnings and dividend records, then recalculates “core earnings” by backing out certain items (extraordinary items, discontinued operations, impairment changes, etc.) Figures are also adjusted for changes in rates of earnings/dividend growth, stability over a long-term trend and cyclicality. S&P then divides stocks into a quality category matrix, rating each stock from A+ to D, basing ratings upon each individual company’s growth and stability of earnings and dividends.

Return on Equity: Is equal to a company’s after-tax earnings (excluding non-recurring items) divided by its average stockholder equity for the year.

Free Cash Flow: Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

For use only when preceded or accompanied by a current prospectus for the Fund.

The Jensen Quality Growth Fund is distributed by Quasar Distributors, LLC.

6	The Jensen Quality Growth Fund Inc.	Annual Report

Jensen Quality Growth Fund Inc. - Class J (Unaudited)

Average Annual Returns – For periods ended May 31, 2020	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class J	12.15%	11.82%	11.66%	12.91%
S&P 500 Stock Index	12.84%	10.23%	9.86%	13.15%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on May 31, 2010 for Class J. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

Annual Report	The Jensen Quality Growth Fund Inc.	7

Jensen Quality Growth Fund Inc. - Class R (Unaudited)

Average Annual Returns – For periods ended May 31, 2020	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class R	11.66%	11.38%	11.23%	12.54%
S&P 500 Stock Index	12.84%	10.23%	9.86%	13.15%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on May 31, 2010 for Class R. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

8	The Jensen Quality Growth Fund Inc.	Annual Report

Jensen Quality Growth Fund Inc. - Class I (Unaudited)

Average Annual Returns – For periods ended May 31, 2020	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class I	12.41%	12.10%	11.94%	13.21%
S&P 500 Stock Index	12.84%	10.23%	9.86%	13.15%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $250,000 made on May 31, 2010 for Class I. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

Annual Report	The Jensen Quality Growth Fund Inc.	9

Jensen Quality Growth Fund Inc. - Class Y (Unaudited)

Total Returns – For periods ended May 31, 2020	1 Year	3 Year	Since Inception (September 30, 2016)
Jensen Quality Growth Fund - Class Y	12.51%	12.18%	13.54%
S&P 500 Stock Index	12.84%	10.23%	11.92%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $1,000,000 made on September 30, 2016 (commencement of operations for Class Y). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

10	The Jensen Quality Growth Fund Inc.	Annual Report

Investments by Sector as of May 31, 2020
(as a Percentage of Total Investments) (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services.

Annual Report	The Jensen Quality Growth Fund Inc.	11

Statement of Assets & Liabilities
May 31, 2020

Assets:
Investments, at value (cost $5,864,687,228)	$8,735,514,750
Dividend and interest income receivable	19,642,333
Receivable for capital stock issued	10,721,820
Other assets	215,009
Total assets	$8,766,093,912

Liabilities:
Payable to Investment Adviser	3,672,756
Payable for capital stock redeemed	5,044,120
Accrued distribution fees	805,895
Accrued director fees	59,140
Accrued expenses and other liabilities	1,441,371
Total liabilities	11,023,282
Total Net Assets	$8,755,070,630

Net Assets Consist of:
Capital stock	5,422,201,304
Total distributable earnings	3,332,869,326
Total Net Assets	$8,755,070,630

Net Assets Consist of:
Class J Shares
Net Assets	$2,422,553,324
Shares outstanding	48,982,248
Net Asset Value - Offering Price and Redemption Price Per Share
(2,000,000,000 shares authorized)	$49.46

Class R Shares
Net Assets	$23,994,585
Shares outstanding	487,931
Net Asset Value - Offering Price and Redemption Price Per Share
(1,000,000,000 shares authorized)	$49.18

Class I Shares
Net Assets	$4,002,484,643
Shares outstanding	80,919,218
Net Asset Value - Offering Price and Redemption Price Per Share
(1,000,000,000 shares authorized)	$49.46

Class Y Shares
Net Assets	$2,306,038,078
Shares outstanding	46,627,999
Net Asset Value - Offering Price and Redemption Price Per Share
(1,000,000,000 shares authorized)	$49.46

The accompanying notes are an integral part of these financial statements.

12	The Jensen Quality Growth Fund Inc.	Annual Report

Schedule of Investments
May 31, 2020 (showing percentage of total net assets)

Common Stocks - 97.22%

shares	Aerospace & Defense - 2.52%	value
3,421,000	Raytheon Technologies Corporation	$220,722,920

shares	Air Freight & Logistics - 2.90%	value
2,546,000	United Parcel Service, Inc. - Class B	$253,861,660

shares	Beverages - 6.63%	value
4,410,000	PepsiCo, Inc.	$580,135,500

shares	Electrical Equipment - 1.69%	value
2,429,000	Emerson Electric Company	$148,217,580

shares	Electronic Equipment, Instruments & Components - 0.64%	value
575,000	Amphenol Corporation - Class A	$55,522,000

shares	Food Products - 3.49%	value
4,845,000	General Mills, Inc.	$305,428,800

shares	Health Care Equipment & Supplies - 10.06%	value
2,251,000	Becton Dickinson and Company	$555,839,430
1,662,000	Stryker Corporation	$325,303,260
		$881,142,690

shares	Health Care Providers & Services - 4.51%	value
1,294,000	UnitedHealth Group, Inc.	$394,475,900

shares	Household Products - 0.61%	value
458,000	The Procter & Gamble Company	$53,091,360

shares	Industrial Conglomerates - 5.11%	value
2,860,600	3M Company	$447,512,264

shares	Interactive Media & Services - 5.93%	value
362,000	Alphabet, Inc. - Class A (a)	$518,934,240

The accompanying footnotes are an integral part of the Financial Statements.

Annual Report	The Jensen Quality Growth Fund Inc.	13

Schedule of Investments continued
May 31, 2020 (showing percentage of total net assets)

shares	IT Services - 13.56%	value
1,945,000	Accenture PLC - Class A (b)	$392,150,900
1,092,000	Automatic Data Processing, Inc.	$159,967,080
1,601,000	Broadridge Financial Solutions, Inc.	$193,881,100
4,354,000	Cognizant Technology Solutions Corporation - Class A	$230,762,000
700,000	Mastercard, Inc. - Class A	$210,623,000
		$1,187,384,080

shares	Media - 1.81%	value
2,885,000	Omnicom Group, Inc.	$158,069,150

shares	Pharmaceuticals - 10.01%	value
3,728,000	Johnson & Johnson	$554,540,000
8,430,000	Pfizer, Inc.	$321,941,700
		$876,481,700

shares	Professional Services - 1.84%	value
1,051,000	Equifax, Inc.	$161,391,560

shares	Semiconductors & Semiconductor Equipment - 1.80%	value
1,329,000	Texas Instruments, Inc.	$157,805,460

shares	Software - 11.83%	value
917,000	Intuit, Inc.	$266,223,440
3,430,000	Microsoft Corporation	$628,547,500
2,620,000	Oracle Corporation	$140,877,400
		$1,035,648,340

shares	Specialty Retail - 1.73%	value
2,874,600	The TJX Companies, Inc.	$151,663,896

shares	Technology Hardware, Storage & Peripherals - 4.49%	value
1,237,000	Apple, Inc.	$393,291,780

The accompanying footnotes are an integral part of the Financial Statements.

14	The Jensen Quality Growth Fund Inc.	Annual Report

Schedule of Investments continued
May 31, 2020 (showing percentage of total net assets)

shares	Textiles, Apparel & Luxury Goods - 6.06%	value
3,570,000	NIKE, Inc. - Class B	$351,930,600
3,191,000	VF Corporation	$179,015,100
		$530,945,700

Total Common Stocks		value
(Cost $5,640,899,058)		$8,511,726,580

Short-Term Investment - 2.56%

shares	Money Market Fund - 2.56%	value
223,788,170	First American Treasury Obligations Fund -
	Class X, 0.10% (c)	$223,788,170

Total Short-Term Investment		value
(Cost $223,788,170)		$223,788,170

Total Investments		value
(Cost $5,864,687,228) - 99.78%		$8,735,514,750
Other Assets in Excess of Liabilities - 0.22%		$19,555,880
TOTAL NET ASSETS - 100.00%		$8,755,070,630

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration (including ADRs) was as follows: Ireland 4.48% as a percentage of net assets.
(c)	Variable rate security. Rate listed is the 7-day effective yield as of May 31, 2020.

The accompanying footnotes are an integral part of the Financial Statements.

Annual Report	The Jensen Quality Growth Fund Inc.	15

Statement of Operations
Year Ended May 31, 2020

Investment Income:
Dividend income	$155,331,063
Interest income	4,277,050
Total investment income	159,608,113

Expenses:
Investment advisory fees	39,408,775
12b-1 - Class J	6,727,372
Administration fees	1,650,632
Sub-transfer agent expenses - Class J	1,462,491
Shareholder servicing fees - Class I	1,370,571
Transfer agent fees - Class I	1,086,486
Federal and state registration fees	475,857
Fund Accounting fees	437,588
Custody fees	282,322
Transfer agent expenses	231,077
Directors’ fees and expenses	215,022
Other	175,462
Professional fees	147,011
Reports to shareholders - Class I	139,684
12b-1 fees - Class R	134,776
Reports to shareholders - Class J	101,062
Reports to shareholders - Class Y	88,788
Transfer agent fees -Class J	80,203
Shareholder servicing fees - Class R	46,902
Transfer agent fees - Class Y	20,207
Transfer agent fees - Class R	14,686
Reports to shareholders - Class R	3,090
Total expenses	54,300,064

Net Investment Income	105,308,049

Realized and Unrealized Gain on Investments:
Net realized gain on investment transactions	825,438,612
Change in unrealized depreciation on investments	(36,972,752)
Net realized and unrealized gain on investments	788,465,860

Net Increase in Net Assets Resulting from Operations	$893,773,909

The accompanying notes are an integral part of these financial statements.

16	The Jensen Quality Growth Fund Inc.	Annual Report

Statements of Changes in Net Assets

	Year Ended	Year Ended
Operations:	May 31, 2020	May 31, 2019
Net investment income	105,308,049	76,385,479
Net realized gain on investment transactions	825,438,612	580,075,042
Change in unrealized depreciation on investments	(36,972,752)	(46,229,226)
Net increase in net assets resulting from operations	893,773,909	610,231,295

	Year Ended	Year Ended
Capital Share Transactions:	May 31, 2020	May 31, 2019
Shares Sold - Class J	247,444,169	533,926,355
Shares Sold - Class R	5,272,964	7,530,735
Shares Sold - Class I	2,319,477,243	1,049,002,736
Shares Sold - Class Y	1,681,573,385	534,927,566
Shares issued in reinvestment of dividends - Class J	215,395,135	230,092,588
Shares issued in reinvestment of dividends - Class R	2,025,318	2,552,375
Shares issued in reinvestment of dividends - Class I	303,957,720	273,739,108
Shares issued in reinvestment of dividends - Class Y	71,318,754	55,807,450
Shares redeemed - Class J	(828,418,623)	(668,700,938)
Shares redeemed - Class R	(12,679,950)	(14,033,851)
Shares redeemed - Class I	(2,235,266,160)	(1,146,065,109)
Shares redeemed - Class Y	(333,286,627)	(194,596,353)
Net increase	1,436,813,328	664,182,662

	Year Ended	Year Ended
Dividends and Distributions to Shareholders:	May 31, 2020	May 31, 2019
Net dividends and distributions to shareholders - Class J	(219,321,651)	(234,506,653)
Net dividends and distributions to shareholders - Class R	(2,038,825)	(2,566,702)
Net dividends and distributions to shareholders - Class I	(359,624,284)	(298,290,314)
Net dividends and distributions to shareholders - Class Y	(94,198,350)	(63,619,985)
Total dividends and distributions	(675,183,110)	(598,983,654)

	Year Ended	Year Ended
Increase in Net Assets	May 31, 2020	May 31, 2019
	1,655,404,127	675,430,303

	Year Ended	Year Ended
Net Assets:	May 31, 2020	May 31, 2019
Beginning of Year	7,099,666,503	6,424,236,200
End of Year	$8,755,070,630	$7,099,666,503

The accompanying notes are an integral part of these financial statements.

Annual Report	The Jensen Quality Growth Fund Inc.	17

Financial Highlights
Class J

Per Share Data:	year ended May 31, 2020	year ended May 31, 2019	year ended May 31, 2018	year ended May 31, 2017	year ended May 31, 2016
Net asset value, beginning of year	$47.79	$47.87	$43.44	$38.78	$40.88
Income from
investment operations:
Net investment income(1)	0.58	0.47	0.44	0.45	0.46
Net realized and unrealized gains
on investments	5.30	3.88	5.49	6.00	1.72
Total from investment operations	5.88	4.35	5.93	6.45	2.18
Less distributions:
Dividends from net investment income	(0.54)	(0.46)	(0.41)	(0.43)	(0.49)
Distributions from capital gains	(3.67)	(3.97)	(1.09)	(1.36)	(3.79)
Total distributions	$(4.21)	$(4.43)	$(1.50)	$(1.79)	$(4.28)
Net asset value, end of year	$49.46	$47.79	$47.87	$43.44	$38.78
Total return	12.15%	9.58%	13.77%	17.12%	5.99%
Supplemental data
and ratios:
Net assets, end of year (000’s)	$2,422,553	$2,700,303	$2,594,126	$2,604,964	$2,317,939
Ratio of expenses to average net assets	0.84%	0.86%	0.87%	0.87%	0.87%
Ratio of net investment income to
average net assets	1.11%	0.97%	0.92%	1.12%	1.18%
Portfolio turnover rate	23.38%	17.50%	9.06%	6.80%	14.12%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences.

The accompanying notes are an integral part of these financial statements.

18	The Jensen Quality Growth Fund Inc.	Annual Report

Financial Highlights
Class R

	year ended	year ended	year ended	year ended	year ended
Per Share Data:	May 31, 2020	May 31, 2019	May 31, 2018	May 31, 2017	May 31, 2016
Net asset value, beginning of year	$47.53	$47.62	$43.23	$38.59	$40.69
Income from investment operations:
Net investment income(1)	0.34	0.28	0.26	0.29	0.32
Net realized and unrealized gains
on investments	5.30	3.86	5.47	5.98	1.72
Total from investment operations	5.64	4.14	5.73	6.27	2.04
Less distributions:
Dividends from net investment income	(0.32)	(0.26)	(0.25)	(0.27)	(0.35)
Distributions from capital gains	(3.67)	(3.97)	(1.09)	(1.36)	(3.79)
Total distributions	$(3.99)	$(4.23)	$(1.34)	$(1.63)	$(4.14)
Net asset value, end of year	$49.18	$47.53	$47.62	$43.23	$38.59
Total return	11.66%	9.17%	13.34%	16.69%	5.63%
Supplemental data and ratios:
Net assets, end of year (000’s)	$23,995	$28,197	$31,597	$27,300	$29,181
Ratio of expenses to average net assets	1.27%	1.24%	1.24%	1.24%	1.22%
Ratio of net investment income to
average net assets	0.68%	0.58%	0.56%	0.75%	0.83%
Portfolio turnover rate	23.38%	17.50%	9.06%	6.80%	14.12%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences.

The accompanying notes are an integral part of these financial statements.

Annual Report	The Jensen Quality Growth Fund Inc.	19

Financial Highlights
Class I

	year ended	year ended	year ended	year ended	year ended
Per Share Data:	May 31, 2020	May 31, 2019	May 31, 2018	May 31, 2017	May 31, 2016
Net asset value, beginning of year	$47.81	$47.90	$43.46	$38.80	$40.90
Income from investment operations:
Net investment income(1)	0.66	0.60	0.55	0.56	0.56
Net realized and unrealized gains
on investments	5.34	3.87	5.51	6.00	1.72
Total from investment operations	6.00	4.47	6.06	6.56	2.28
Less distributions:
Dividends from net investment income	(0.68)	(0.59)	(0.53)	(0.54)	(0.59)
Distributions from capital gains	(3.67)	(3.97)	(1.09)	(1.36)	(3.79)
Total distributions	$(4.35)	$(4.56)	$(1.62)	$(1.90)	$(4.38)
Net asset value, end of year	$49.46	$47.81	$47.90	$43.46	$38.80
Total return	12.41%	9.85%	14.08%	17.42%	6.25%
Supplemental data
and ratios:
Net assets, end of year (000’s)	$4,002,485	$3,454,461	$3,261,893	$3,052,698	$2,799,657
Ratio of expenses to average net assets	0.60%	0.61%	0.62%	0.60%	0.63%
Ratio of net investment income to
average net assets	1.37%	1.22%	1.18%	1.38%	1.42%
Portfolio turnover rate	23.38%	17.50%	9.06%	6.80%	14.12%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences.

The accompanying notes are an integral part of these financial statements.

20	The Jensen Quality Growth Fund Inc.	Annual Report

Financial Highlights
Class Y

	year ended	year ended	year ended	September 30, 2016(1)
Per Share Data:	May 31, 2020	May 31, 2019	May 31, 2018	through May 31, 2017
Net asset value, beginning of year	$47.80	$47.90	$43.46	$40.12
Income from investment operations:
Net investment income(2)	0.73	0.63	0.58	0.34
Net realized and unrealized gains on
investments	5.31	3.87	5.51	4.65
Total from investment operations	6.04	4.50	6.09	4.99
Less distributions:
Dividends from net
investment income	(0.71)	(0.63)	(0.56)	(0.29)
Distributions from
capital gains	(3.67)	(3.97)	(1.09)	(1.36)
Total distributions	$(4.38)	$(4.60)	$(1.65)	$(1.65)
Net asset value, end of year	$49.46	$47.80	$47.90	$43.46
Total return	12.51%	9.90%	14.16%	12.85%(3)
Supplemental data and ratios:
Net assets, end of year (000’s)	$2,306,038	$916,705	$536,621	$440,892
Ratio of expenses to average net
assets	0.54%	0.55%	0.55%	0.56%(4)
Ratio of net investment income to
average net assets	1.46%	1.31%	1.25%	1.55%(4)
Portfolio turnover rate	23.38%	17.50%	9.06%	6.80%(3)

(1)	Commencement of Operations
(2)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences.
(3)	Not annualized
(4)	Annualized

The accompanying notes are an integral part of these financial statements.

Annual Report	The Jensen Quality Growth Fund Inc.	21

Notes to the Financial Statements
May 31, 2020 (unaudited)

1. Organization and Significant Accounting Policies

The Jensen Quality Growth Fund Inc. (the “Fund”), was incorporated as an Oregon corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund commenced operations on August 3, 1992. Effective March 1, 2018, the name of the Fund was changed from The Jensen Portfolio, Inc. doing business as Jensen Quality Growth Fund to The Jensen Quality Growth Fund Inc. The Fund is authorized to issue 5,000,000,000 shares of common stock, all of which have been authorized for the existing share classes. The Fund currently offers four different classes of shares; Class J, Class I, Class R, and Class Y. Class J shares are subject to a 0.25% 12b-1 fee and a sub-transfer agency fee, Class R shares are subject to a 0.50% 12b-1 fee and up to a 0.25% shareholder servicing fee, Class I shares are subject to a shareholder servicing fee up to 0.10%, and Class Y shares are not subject to any 12b-1, shareholder servicing or sub transfer agency fee as described in the separate prospectuses for each of the funds share classes. Each class of shares has identical rights and privileges except with respect to the 12b-1 fees, sub-transfer agency fees, shareholder servicing fees, and voting rights on matters affecting a single class of shares. The principal investment objective of the Fund is long-term capital appreciation.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services Investment Companies”.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in United States of America (“GAAP”).

a) Investment Valuation – Securities that are listed on United States stock exchanges are valued at the last sale price at the close of the exchange. Equity securities listed on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price or, if there has been no sale on that day, at their current bid price. Investments in open-end and closed-end registered investment companies, including money market funds, that do not trade on an exchange are valued at the end of day net asset value per share. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at the current bid price in the absence of a closing price. Securities for which market quotations are not readily available are valued at fair value as determined by Jensen Investment Management, Inc. (the “Investment Adviser”) at or under the direction of the Fund’s Board of Directors.

There is no definitive set of circumstances under which the Fund may elect to use fair value procedures to value a security. Although the Fund only invests in publicly traded securities, the large majority of which are large capitalization, highly liquid securities, they nonetheless may become securities for which market quotations are not readily available, such as in instances where the

22	The Jensen Quality Growth Fund Inc.	Annual Report

market quotation for a security has become stale, sales of a security have been infrequent, trading in the security has been suspended, or where there is a thin market in the security. Securities for which market quotations are not readily available will be valued at their fair value as determined under the Fund’s fair valuation procedures established by the Board of Directors. The Fund is prohibited from investing in restricted securities (securities issued in private placement transactions that may not be offered or sold to the public without registration under the securities laws); therefore, fair value pricing considerations for restricted securities are generally not applicable to the Fund.

Fair Value Measurement – The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the year. The three levels of the fair value hierarchy are as follows:

Level 1	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

Level 2

Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active and prices for similar securities, interest rates, credit risk, etc.

Level 3	Inputs that are unobservable (including the Fund’s own assumptions in determining the fair value of investments).

Inputs refer broadly to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Fund. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, include common stocks and certain money market securities, and are classified within Level 1. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all.

Annual Report	The Jensen Quality Growth Fund Inc.	23

The following is a summary of the inputs used, as of May 31,2020, to value the Fund’s investments carried at fair value. The inputs and methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Investments at Value	Total	Level 1	Level 2	Level 3
Total Common Stocks*	$8,511,726,580	$8,511,726,580	$—	$—
Total Short-Term Investment	$223,788,170	$223,788,170	—	—
Total Investments	$8,735,514,750	$8,735,514,750	$—	$—

*	For further information regarding security characteristics and industry classifications, please see the Schedule of Investments.

The Fund did not hold any investments during the period ended May 31, 2020 with significant unobservable inputs which would be classified as Level 3. The Fund did not hold any derivative instruments during the reporting year.

 b) Federal Income Taxes – No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provision of the Internal Revenue Code applicable to regulated investment companies.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken as of and for the year ended May 31, 2020. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities. The Fund has no examination in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c) Distributions to Shareholders – Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

d) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

24	The Jensen Quality Growth Fund Inc.	Annual Report

e) Guarantees and Indemnifications – Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

f) Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Transfer agent fees and reports to shareholders are allocated based on the number of shareholder accounts in each class. Sub-transfer agency fees are expensed to the Class J shares based on the actual number of shareholder accounts held and serviced by certain financial intermediaries as described in the Class J shares’ prospectus. 12b-1 fees are expensed at 0.25% of average daily net assets of Class J shares and 0.50% of average daily net assets of Class R shares. Shareholder servicing fees are expensed at up to 0.10% and up to 0.25% of the average daily net assets of Class I shares and Class R shares, respectively.

g) Other – Investment and shareholder transactions are recorded on trade date. Gains or losses from investment transactions are determined on the basis of identified carrying value using the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

2. Capital Share Transactions

Transactions in shares of the Fund were as follows:

	year ended	year ended
Class J	May 31, 2020	May 31, 2019
Shares sold	4,965,464	11,046,211
Shares issued in reinvestment of dividends	4,237,996	5,035,431
Shares redeemed	(16,727,817)	(13,764,699)
Net increase (decrease)	(7,524,357)	2,316,943
Shares outstanding:
Beginning of year	56,506,605	54,189,662
End of year	48,982,248	56,506,605

Annual Report	The Jensen Quality Growth Fund Inc.	25

	year ended	year ended
Class R	May 31, 2020	May 31, 2019
Shares sold	106,858	157,385
Shares issued in reinvestment of dividends	39,951	56,253
Shares redeemed	(252,144)	(283,845)
Net decrease	(105,335)	(70,207)
Shares outstanding:
Beginning of year	593,266	663,473
End of year	487,931	593,266

	year ended	year ended
Class I	May 31, 2020	May 31, 2019
Shares sold	46,606,590	21,513,214
Shares issued in reinvestment of dividends	5,987,147	5,979,462
Shares redeemed	(43,932,667)	(23,335,950)
Net increase	8,661,070	4,156,726
Shares outstanding:
Beginning of year	72,258,148	68,101,422
End of year	80,919,218	72,258,148

	year ended	year ended
Class Y	May 31, 2020	May 31, 2019
Shares sold	33,017,448	10,783,455
Shares issued in reinvestment of dividends	1,414,135	1,220,077
Shares redeemed	(6,980,668)	(4,029,913)
Net increase	27,450,915	7,973,619
Shares outstanding:
Beginning of year	19,177,084	11,203,465
End of year	46,627,999	19,177,084

3. Investment Transactions

The aggregate purchases and aggregate sales of securities, excluding short-term investments, by the Fund for the year ended May 31, 2020, were $2,657,163,350 and $1,815,869,993, respectively.

26	The Jensen Quality Growth Fund Inc.	Annual Report

4. Income Taxes

The distributions of $103,370,615 and $74,982,000 paid during the years ended May 31, 2020 and 2019, respectively, were classified as ordinary income for tax purposes. The distributions of $571,812,495 and $524,001,654 paid during the years ended May 31, 2020 and 2019, respectively, were classified as long-term capital gain for income tax purposes.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2020, distributable earnings decreased by $94,132,461 and capital stock increased by $94,132,461. The permanent difference relates to tax equalization.

At May 31, 2020, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$5,872,010,361
Gross unrealized appreciation	$3,112,739,688
Gross unrealized depreciation	$(249,235,299)
Net unrealized appreciation	$2,863,504,389
Undistributed ordinary income	$19,421,345
Undistributed long-term capital gain	$449,943,592
Distributable earnings	$469,364,937
Other accumulated gains	—
Total distributable earnings	$3,332,869,326

The cost of investments differ for financial statement and tax purposes primarily due to the deferral of losses on wash sales.

5. Line of Credit

The Fund has the lesser of (i) $400 million, (ii) 20% of the gross market value of the Fund, or (iii) 33.33% of the net market value of the unencumbered assets of the Fund available under a revolving credit facility, subject to certain restrictions, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The unsecured line of credit has a one-year term and is reviewed annually by the Board of Directors. The credit facility is with the Funds’ custodian, U.S. Bank. The current agreement runs through December 15, 2020. The interest rate on the outstanding principal amount is equal to the prime rate less 1%. As of May 31, 2020, the rate on the Fund’s line of credit was 2.25%. The Fund did not borrow on the line of credit during the year ended May 31, 2020.

Annual Report	The Jensen Quality Growth Fund Inc.	27

6. Investment Advisory Agreement

The Fund is a party to an Investment Advisory and Service Contract with the Investment Adviser. Pursuant to the terms of the Investment Advisory and Service Contract approved by Fund shareholders, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund’s average daily net assets of $4 billion or less, 0.475% as applied to the Fund’s average daily net assets of more than $4 billion and up to $8 billion, 0.45% as applied to the Fund’s average daily net assets of more than $8 billion and up to $12 billion, and 0.425% as applied to the Fund’s average daily net assets of more than $12 billion.

Certain officers and a director of the Fund are also officers and directors of the Investment Adviser.

7. Distribution and Shareholder Servicing

The Fund has adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Fund make payments to the Fund’s distributor at an annual rate of 0.25% of average daily net assets attributable to Class J shares and 0.50% of the average daily net assets attributable to Class R shares. The Fund’s distributor may then make payments to financial intermediaries or others at an annual rate of up to 0.25% of the average daily net assets attributable to Class J shares and up to 0.50% of the average daily net assets attributable to Class R shares. Payments under the 12b-1 Plan shall be used to compensate the Fund’s distributor or others for services provided and expenses incurred in connection with the sale and/or servicing of shares. 12b-1 fees incurred for the period ended May 31, 2020, are disclosed on the Statement of Operations and the amount payable at year end is disclosed on the Statement of Assets and Liabilities.

In addition, the Fund has adopted a Shareholder Servicing Plan for Class I shares under which the Fund can pay for shareholder support services from the Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.10% of the Fund’s average daily net assets attributable to Class I shares. The amount actually incurred for the period ended May 31, 2020 was 0.04% on an annualized basis.

The Fund has also adopted a Shareholder Servicing Plan for the Class R shares. Under the Shareholder Servicing Plan, the Fund can pay for shareholder support services, which include the recordkeeping and administrative services provided by retirement plan administrators to retirement plans (and their participants) that are shareholders of the class. Payments will be made pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.25% of the Fund’s average daily net assets attributable to Class R shares. The amount actually incurred for the period ended May 31, 2020 was 0.17% on an annualized basis.

8. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At May 31, 2020, Charles Schwab & Co., Inc., for the benefit of its customers, held 48.20% of the outstanding shares of the Class J share class. At May 31, 2020, Wells Fargo Clearing Services LLC, for the benefit of its customers, held 38.62% of the outstanding shares of the Class I share class. At May 31, 2020, Great-West Trust Company LLC, for the benefit of its customers, held 38.68% of the outstanding shares of the Class R share class. At May 31, 2020, Edward D Jones and Co., for the benefit of its customers, held 38.01% of the outstanding shares of the Class Y share class.

28	The Jensen Quality Growth Fund Inc.	Annual Report

9. Liquidity Risk Management Program

Consistent with Rule 22e-4 under the Investment Company Act of 1940, the Fund has established a liquidity risk management program to manage “liquidity risk” (the “LRMP”). “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by a Fund without significant dilution of remaining investors’ interest in the Fund. The LRMP is overseen by the Program Administrator, a committee comprised of representatives of the Fund’s investment adviser and officers of the Fund. The Fund’s Board of Directors has approved the designation of the Program Administrator to oversee the LRMP.

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations timely. The LRMP also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Program Administrator’s assessment of their relative liquidity under current market conditions.

During the period covered by the report, it was determined that that: (1) the LRMP continues to be reasonably designed to effectively assess and manage the Funds’ Liquidity Risk; and (2) the LRMP has been adequately and effectively implemented with respect to the Fund during the reporting period. There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to the Fund’s prospectuses for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

10. COVID-19

The global outbreak of coronavirus disease 2019 (“COVID-19”) has disrupted global economic markets and adversely affected individual companies and investment products. The prolonged economic impact of COVID-19 is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

11. Subsequent Events

On June 12, 2020, The Fund declared and paid a distribution from ordinary income of $0.13747996, $0.16571665, $0.07128122, and $0.17244654 for Class J, Class I, Class R and Class Y, respectively, to shareholders of record as of June 11, 2020.

Annual Report	The Jensen Quality Growth Fund Inc.	29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
The Jensen Quality Growth Fund Inc.

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Jensen Quality Growth Fund Inc. (the “Fund”) as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2010.

COHEN & COMPANY, LTD.
Cleveland, Ohio
July 24, 2020

30	The Jensen Quality Growth Fund Inc.	Annual Report

Expense Example - May 31, 2020 (Unaudited)

As a shareholder of The Jensen Quality Growth Fund Inc. (the “Fund”), you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (December 1, 2019 - May 31, 2020).

Actual Expenses

The first line of the table below for each share class of the Fund provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report	The Jensen Quality Growth Fund Inc.	31

Expense Example Tables

Jensen Quality Growth Fund – Class J	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Expenses Paid During Period* Dec 1, 2019 – May 31, 2020
Actual	$1,000.00	$987.80	$4.17
Hypothetical (5% annual return before expenses)	1,000.00	1,020.80	4.24

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

Jensen Quality Growth Fund – Class R	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Expenses Paid During Period* Dec 1, 2019 – May 31, 2020
Actual	$1,000.00	$985.30	$6.55
Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.66

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 1.32%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

Jensen Quality Growth Fund – Class I	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Expenses Paid During Period* Dec 1, 2019 – May 31, 2020
Actual	$1,000.00	$988.80	$2.98
Hypothetical (5% annual return before expenses)	1,000.00	1,022.00	3.03

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

Jensen Quality Growth Fund – Class Y	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Expenses Paid During Period* Dec 1, 2019 – May 31, 2020
Actual	$1,000.00	$989.40	$2.69
Hypothetical (5% annual return before expenses)	1,000.00	1,022.30	2.73

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.54%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

32	The Jensen Quality Growth Fund Inc.	Annual Report

Additional Information

1. Shareholder Notification of Federal Tax Status

The Fund designates 100% of dividends declared during the fiscal year ended May 31, 2020 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designates 100% of dividends declared from net investment income during the fiscal year ended May 31, 2020 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designates as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the fiscal year ended May 31, 2020.

Additional Information Applicable to Foreign Shareholders Only:

The Fund designates 2.90% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Fund designates 0.00% of ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c).

2. Availability of Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge, upon request by calling toll-free, 1-800-221-4384, or by accessing the SEC’s website at www.sec.gov.

3. Portfolio Holdings

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT will be available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report	The Jensen Quality Growth Fund Inc.	33

4. Additional Disclosure Regarding Fund Directors and Officers

Independent Directors

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years

Roger A. Cooke The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1948	Independent Director	Indefinite Term; since June 1999.	Retired. Senior Vice President, General Counsel and Secretary of Precision Castparts Corp., a diversified manufacturer of complex metal products, (2000 – 2013); Executive Vice President – Regulatory and Legal Affairs of Fred Meyer, Inc. (now a division of Kroger), a retail grocery and general merchandise company (1992 – 2000).	1	None

Robert E. Harold The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1947	Chairman and Independent Director	Indefinite Term; since September 2000 and Chairman since July 2015.	Retired. Senior Director of Financial Planning of Nike, Inc., a footwear and apparel company (2001 – 2002); Global Brand Controller for Nike, Inc. (1996, 1997, 2000 – 2001); Interim Chief Financial Officer for Nike, Inc. (1998 – 1999); Interim Chief Executive Officer for Laika, Inc., an animation studio (March 2005 – October 2005).	1	Director of St. Mary’s Academy, a non-profit high school (2000 – 2013, and 2015-present); Director of Laika, Inc., an animation studio (2002 – present).

Kenneth Thrasher The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1949	Independent Director	Indefinite Term; since July 2007.	Retired. Chairman (2002 – 2018) and CEO (2002 – 2009) of Complí, a web-based compliance and risk management software solution company; President and CEO of Fred Meyer, Inc. (now a division of Kroger), a retail grocery and general merchandise company, from 1999-2001, and other executive positions at Fred Meyer, Inc., including EVP and Chief Administrations Officer and SVP and Chief Financial Officer, from 1982-1999.	1	Northwest Natural Gas Company (a natural gas distribution and service provider).

Janet G. Hamilton, PhD, CFA The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1955	Independent Director	Indefinite Term; since October 2016.	Associate Professor, Finance, Portland State University’s School of Business (1986 – present) and Area Director (2016-present).	1	None

34	The Jensen Quality Growth Fund Inc.	Annual Report

Interested Director

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Robert D. McIver* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1965	Director and President	Indefinite Term; since July 2015; 1 Year Term as President of the Fund; Served as President since February 2007.	Director (since July 2015) of the Fund; President and Director (February 2007 – present) and Director of Operations (2004 – February 2007) of Jensen Investment Management, Inc.	1	Jensen Investment Management, Inc. (since February 2007)

Annual Report	The Jensen Quality Growth Fund Inc.	35

Officers of the Fund

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years

Robert D. McIver* SEE ABOVE

Eric H. Schoenstein* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1965	Vice President	1 Year Term; Served since January 2011.	Director and Vice President of Business Analysis for Jensen Investment Management, Inc. (2002 – present).	N/A	Trustee of the Oregon State University Foundation (2008-present)

Richard W. Clark*** Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1969	Vice President	1 Year Term; Served since April 2017.	Director – Sales and Marketing for Jensen Investment Management, Inc. (2001-present).	N/A	N/A

Shannon Contreras* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1973	Treasurer	1 Year Term; Served since February 2020.	Director of Finance, Treasurer and Senior Compliance Officer (February 2020 – Present), Senior Compliance Officer and Associate - Finance (October 2014 – February 2020) of Jensen Investment Management, Inc.	N/A	N/A

Gabriel L. Goddard* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1972	Chief Compliance Officer and AML Officer; Vice President and Secretary	1 Year Term; Served since January 2018 (as Vice President and Secretary) and since February 2020 as Chief Compliance Officer and AML Officer.	Vice President and Secretary (January 2018-present) of the Fund; Secretary, General Counsel, Chief Compliance Officer (2012-present), and Director (2017-present) of Jensen Investment Management, Inc.	N/A	N/A

*	This individual is an “interested person” of the Fund within the meaning of the 1940 Act because he also serves as an officer of the Investment Adviser and owns securities of the Investment Adviser.
**	Each Director serves for an indefinite term in accordance with the Bylaws of the Fund until the date a Director dies, resigns, retires or is removed in accordance with the Bylaws of the Fund.
***	This individual is an “interested person” of the Fund within the meaning of the 1940 Act because he owns securities of the Adviser.

36	The Jensen Quality Growth Fund Inc.	Annual Report

Notice of Privacy Policy

The Jensen Quality Growth Fund Inc. (the “Fund”) has had a long-standing policy of maintaining strict confidentiality over customer information. The Fund’s policy is as follows:

Confidentiality and Security

All nonpublic personal information about our customers (“you”) will be kept strictly confidential. We maintain physical, electronic and operational safeguards to protect customer nonpublic personal information.

Categories of information the Fund discloses and parties to whom the Fund discloses that information:

The Fund does not disclose any nonpublic personal information about its current or former shareholders to nonaffiliated third parties without the shareholder’s authorization, except as permitted or required by law. For example, the Fund is permitted by law to disclose all of the information it collects, as described below, to its Transfer Agent to process your transactions. The Fund is also permitted by law (and may be required by law) to disclose any nonpublic personal information it collects from you to law enforcement agencies, the Securities and Exchange Commission, and other federal and state regulatory authorities.

Categories of information the Fund collects:

The Fund collects nonpublic personal information about you from the following sources:

●	Information the Fund receives from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, telephone number, social security number, and date of birth; and

●	Information about your transactions with the Fund, its affiliates, or others, including, but not limited to, your account number and balance, investment history, parties to transactions, and information about our communications with you, such as account statements and trade confirmations.

●	In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Annual Report	The Jensen Quality Growth Fund Inc.	37

JN-ANNUALQG

Jensen Quality Growth Fund Inc.

Class J Shares	Class I Shares	Class R Shares	Class Y Shares

Investment Adviser
Jensen Investment Management, Inc.
5500 Meadows Road, Suite 200
Lake Oswego, OR 97035
800.992.4144

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC doing business as
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. River Center Drive, Suite 300
Milwaukee, WI 53212

Legal Counsel
Stoel Rives LLP
760 SW Ninth Ave.
Suite 3000
Portland, OR 97205

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, WI 53202

jenseninvestment.com

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Incorporated by reference to the registrant’s N-CSR filed on 8/4/2017.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Robert E. Harold is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2020	FYE 5/31/2019
Audit Fees	21,900	21,500
Audit-Related Fees	0	0
Tax Fees	3,750	3,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2020	FYE 5/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2020	FYE 5/31/2019
Registrant	3,750	3,000
Registrant’s Investment Adviser	31,900	24,000

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

2

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 4, 2017.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Jensen Quality Growth Fund Inc.

By (Signature and Title)*	/s/ Robert McIver
Robert McIver, President

Date	7/30/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert McIver
Robert McIver, President

Date	7/30/2020

By (Signature and Title)*	/s/ Shannon Contreras
Shannon Contreras, Treasurer

Date	7/30/2020

* Print the name and title of each signing officer under his or her signature.

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